                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                31 December 2001
                Date of Report (Date of earliest event reported):

                       EQUITY FINANCE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

        Belize, Central America       333-8958             Not applicable
            (State or other        (Commission File        (IRS Employer
            jurisdiction of)            Number)          Identification No.)

                                    Suite 408
                            Calle Cleofas Ruiz #853-B
                            Zona Centro - C.P. 22710
                        PlAyas De Rosarito, B.C., Mexico
                    (Address of principal executive offices)

                                  888-450-3342
                           (Issuer's telephone number)

                                 Not applicable
          (Former name or former address, if changed since last report)

                                       1

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable

ITEM 3. Bankruptcy or Receivership

        Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On 5 June 2002, Malone & Bailey, PLLC, 5444 Westheimer Rd, Suite 2080,
Houston, Texas 77056, USA. became the company's successor accountants to
Perry-Smith LLPG, 400 Capitol Mall, Suite 1200, Sacramento, California 95814,
USA, auditor of the company from 1998.

Item 5. Other Events

        Not applicable

Item 6. Resignations of registrant's directors

        On 1 January 2002, Mr. William Cate, resigned as Director as a normal result of the vote of shareholders at the annual shareholder meeting. The new
Director, elected by the shareholders, taking office was: CHAN KAI HON,
Director, 48 years of age, a Management Consultant residing in PRC.

Item 7. Financial Statements and Exhibits.

        Not applicable

                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                        By: /s/ Jack L. Mahan, Jr.
                                            ----------------------
                                                Jack L. Mahan, Jr.
                                                President/Secretary of the Board

                                            ----------------------------
                                                  (Registrant)